EXHIBIT 99.1

consistency builds value Mitchell A. Derenzo - Executive Vice President & Chief Financial Officer

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Forward-Looking Statements
D.A. Davidson 11th Annual Financial Services Conference May 7, 2009 Forward Looking Statements: Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and subject to the safe harbor provisions of the of Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, and in subsequent reports filed on Form 10-Q and Form 8-K. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as required by law.

Company Overview NASDAQ-GS Symbol AMRB Founded 1983 Headquarters Rancho Cordova, CA a Suburb of Sacramento Total Assets $556 million TARP Amount Opted Out Market Capitalization $49 million Average Volume 3,548 shares per day Dividends Per Share $0.57 per year Shares Outstanding 5,797,533 Inside Ownership 11% Institutional Ownership 11% * As of March 31, 2009

Highlights Completed 101st Consecutive Profitable Quarter Solid Financial Metrics Built Risk Based Capital Ratio to 11.7% Careful with Overhead Continued Diligence on Credit Headwinds Weak Economy Market Concern About CRE Higher Credit Costs Increased FDIC Premiums Negative Trend in Consumer Confidence

Northern California Footprint American River Bank 1 Bradshaw Plaza 2 Capitol Mall 3 Fair Oaks Village 4 Point West 5 Roseville Bank of Amador 6 Buckhorn 7 Ione 8 Jackson North Coast Bank 9 Healdsburg 10 Santa Rosa 11 Windsor American River Bankshares Headquarters This location also serves as a convenience branch for American River Bank Darker area on map indicates our service area

Solid Financial Metrics Efficiency Ratio 2005 2006 2007 2008 1Q09 45.16% 47.11% 49.49% 48.92% 50.97% ROAE 2005 2006 2007 2008 1Q09 15.14% 14.48% 14.01% 12.39% 8.15% ROTE 2005 2006 2007 2008 1Q09 21.64% 20.33% 19.78% 17.32% 11.16%

Solid Capital Metrics AMRB Peer Group ROAA 1.28% -0.10% Peer group ranking #2 NIM 5.04% 3.71% Peer group ranking #3 Efficiency Ratio 46.60% 67.20% Peer group ranking #4 *Ranking out of 34. Peer Group represents mean Source: D.A. Davidson Financial Institutions Monitor List As of December 31, 2008

Excellent Core Deposit Base Core Deposit Mix Noninterest-bearing 26% Interest Checking 10% Money Market 24% Savings 7% Time 33% Personal 26% Business 74% Average non-interest checking account: $16,000 Average interest checking: $17,000 Average money market account: $99,000 * As of March 31, 2009

Diversified Loan Portfolio Total Loan Portfolio Commercial 21% Bus Property 29% Investor CRE 25% Construction & Land Dev. 10% Other 15% Office 28% Retail 17% Industrial 30% Mixed Use 12% Other 13% *As of March 31, 2009

Diversified Loan Portfolio R/E Construction & Land Development Portfolio construction & Land Dev. 10% construction (Comm Property) $8.0M 19% Construction (1-4 SFR) $9.0M 21% Commercial Land $5.7M 13% SFR Land $8.8M 20% SFR A&D $7.5M 17% construction Spec (1-4 SFR) $4.3M 10% * As of March 31, 2009

Credit Quality 2005 2006 2007 2008 1Q09 Net chargeoffs to average loans and leases 0.04% 0.03% 0.11% 0.42% 1.27% Nonperforming loans and leases to total loans and leases 0.02% 0.02% 1.86% 1.49% 1.55% Nonperforming assets to total assets 0.01% 0.01% 1.31% 1.49% 1.96% Allowance for loan and lease losses 1.53% 1.51% 1.47% 1.41% 1.40%

Credit Quality Non-performing Assets: $10.9M Non-Accrual Loans: $5.6M 21 Real Estate Loans: $5.2M 5 Commercial Loans: $0.4M 3 Leases: NM Loans 90+ Days Past Due: $0.8M 5 Loans: 81% Real Estate and 19% Commercial OREO: $4.5M 5 Residential Land Loans: $2.3M 3 Single Family Loans: $2.2M

Strong Performance Over Time Diluted EPS History 1995 0.36 1996 0.38 1997 0.43 1998 0.53 1999 0.59 2000 0.67 2001 0.74 2002 0.82 2003 0.86 2004 1.02 2005 1.38 2006 1.39 2007 1.39 2008 1.3

Strong Performance Over Time Cash Dividend History 1995 7.1 1996 7.1 1997 7.8 1998 8.8 1999 10.4 2000 11.8 2001 13.4 2002 18.2 2003 23.3 2004 36 2005 46.3 2006 52.5 2007 55.1 2008 57.2 Cents Paid Per Share Adjusted for stock splits and stock dividends.

Experience Matters American River Bankshares Executive Management Team David Taber, President & CEO 25 years in the banking industry Mitchell Derenzo, EVP & Chief Financial Officer 22 years in the banking industry Doug Tow, EVP & Chief Credit Officer 31 years in the banking industry Kevin Bender, EVP & Chief Information Officer 24 years in the banking industry

Strategic Direction Organic Growth in Markets We Currently Serve Outwork Competition Engaged Employees Emphasize Business Banking Low-Cost Core Deposits Focus on Credit Quality Common Sense Real Estate Lending Managing Overhead Capital Management

Thank You Questions & Answers consistency builds value Mitchell A. Derenzo - Executive Vice President & Chief Financial Officer